UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 1, 2002
              Date of the Earliest Event Reported: October 24, 2002


                       RIGHT MANAGEMENT CONSULTANTS, INC.
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                 (State or other jurisdiction of incorporation)


         0-15539                                     23-2153729
       (Commission                          (IRS Employer Identification
       file number)                                     Number)



              1818 Market Street, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588



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Item 5:  Other Matters

On October 29, 2002, Right Management Consultants, Inc. ("the Company") filed an application for listing on the New York Stock Exchange ("NYSE"), which action was approved by it's Board of Directors on October 24, 2002. The Company expects its common stock to begin trading on the NYSE on November 18, 2002 under the stock symbol "RHT." Until that time, the common stock will continue trading on the Nasdaq National Market. A copy of the October 29, 2002 press release related to this action is filed as Exhibit 99.1 of this Form 8-K. In conjunction with the listing of its common stock on the NYSE, the Company's Board of Directors also authorized the appointment of National City Bank as transfer agent and registrar for the Company. National City Bank meets all of the requirements for the positions under NYSE rules and will replace the Company's current transfer agent and registrar, StockTrans, Inc.

Item 7:  Exhibits

Exhibit
Number            Description

 99.1 Press release announcing that the Company has filed an application for listing on the NYSE.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RIGHT MANAGEMENT CONSULTANTS, INC.
                                            (Registrant)

Date: November 1, 2002                      By: /S/ CHARLES J. MALLON
                                                Charles J. Mallon
                                                Executive Vice President and
                                                Chief Financial Officer